UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o Playtika Ltd.

HaChoshlim St 8

Herzliya Pituach, Israel, 4672408

972-73-316-3251

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 18, 2024, Playtika Holding Corp. (the “Company”) issued a press release announcing that the Company and Playtika Ltd. (“Playtika Limited”), a wholly owned subsidiary of the Company, entered into a Share Purchase Agreement with SuperPlay Ltd. (“SuperPlay”), the shareholders of SuperPlay (the “Sellers”) and Gigi Levy-Weiss, as the shareholder representative, pursuant to which, subject to the terms and conditions thereof, Playtika Limited agreed to acquire from the Sellers all of the issued and outstanding share capital of SuperPlay (the “Transaction”) for an aggregate purchase price equal to (i) $700.0 million, payable at the Closing, subject to certain post-closing adjustments, plus (ii) earnout payments of up to $1.250 billion. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Also on September 18, 2024, the Company made available an investor presentation regarding the Transaction on its investor relations website. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

Also on September 18, 2024, the Company distributed to its stockholders a letter from Robert Antokol, the Company’s Chief Executive Officer, regarding the Transaction. A copy of the letter is attached hereto as Exhibit 99.3 and is incorporated in this Item 7.01 by reference.

In connection with the announcement of the Transaction, a memorandum was sent to the Company’s employees on September 18, 2024. A copy of the memo is attached hereto as Exhibit 99.4 and is incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on September 18, 2024

99.2	Investor Presentation, dated September 18, 2024

99.3	Letter to Stockholders, dated September 18, 2024

99.4	Employee Memorandum

104	Cover page Interactive Data File (formatted in iXBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.
Registrant

Date: September 18, 2024	By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer